UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2016

Wells Fargo Commercial Mortgage Trust 2016-C35

(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Rialto Mortgage Finance, LLC

Barclays Bank PLC

Wells Fargo Bank, National Association

UBS Real Estate Securities Inc.

C-III Commercial Mortgage LLC

National Cooperative Bank, N.A.

Basis Real Estate Capital II, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-06	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8. Other Events.

Item 8.01. Other Events.

On or about July 28, 2016, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2016-C35, Commercial Mortgage Pass-Through Certificates, Series 2016-C35 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2016-C35 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of July 1, 2016 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class A-4FL, Class A-4FX, Class X-D, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about July 28, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of one hundred and two (102) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of July 15, 2016, between the Registrant and Rialto; certain of the Mortgage Loans are expected to be acquired by the Registrant from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of July 15, 2016, between the Registrant and Barclays; certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of July 15, 2016, between the Registrant and Wells Fargo; certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS Real Estate Securities Inc. (“UBSRES”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of July 15, 2016, between the Registrant and UBSRES; certain of the Mortgage Loans are expected to be acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of July 15, 2016, between the Registrant and C-III; certain of the Mortgage Loans are expected to be acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of July 15, 2016, between the Registrant and NCB; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated as of July 15, 2016, between the Registrant, Basis and Basis Investment Group LLC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Academy Securities, Inc. and SG Americas Securities, LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of July 15, 2016, between the Registrant, the Dealers, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of July 15, 2016, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

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The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 18, 2016 and filed with the Securities and Exchange Commission on July 28, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled BBSG 2016-MRP Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-MRP was issued by BBSG 2016-MRP Mortgage Trust, pursuant to a Trust and Servicing Agreement, dated as of June 1, 2016 (the “BBSG 2016-MRP Trust and Servicing Agreement”) between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, Torchlight Loan Services, LLC, as special servicer, and U.S. Bank National Association, as trustee, certificate administrator and custodian. Pursuant to the Pooling and Servicing Agreement, The Mall at Rockingham Park Whole Loan is a Non-Serviced Whole Loan, The Mall at Rockingham Park Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of The Mall at Rockingham Park Whole Loan is governed by the BBSG 2016-MRP Trust and Servicing Agreement and by The Mall at Rockingham Park Co-Lender Agreement (as defined below). The BBSG 2016-MRP Trust and Servicing Agreement is attached hereto as Exhibit 99.8.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS10 was issued by Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2016 (the “BACM 2016-UBS10 Pooling and Servicing Agreement”) between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the In-Rel 8 Whole Loan is a Non-Serviced Whole Loan, the In-Rel 8 Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the In-Rel 8 Whole Loan is governed by the BACM 2016-UBS10 Pooling and Servicing Agreement and by the In-Rel 8 Co-Lender Agreement (as defined below). The BACM 2016-UBS10 Pooling and Servicing Agreement is attached hereto as Exhibit 99.9.

The holders of the promissory notes evidencing The Mall at Rockingham Park Whole Loan (“The Mall at Rockingham Park Noteholders”) entered into a co-lender agreement, dated as of June 28, 2016 (“The Mall at Rockingham Park Co-Lender Agreement”), between The Mall at Rockingham Park Noteholders, which sets forth the respective rights of each The Mall at Rockingham Park Noteholder. The Mall at Rockingham Park Co-Lender Agreement is attached hereto as Exhibit 99.10.

The holders of the promissory notes evidencing the Kroger (Roundy’s) Distribution Center Whole Loan (the “Kroger (Roundy’s) Distribution Center Noteholders”) entered into a co-lender agreement, dated as of July 19, 2016 (the “Kroger (Roundy’s) Distribution Center Co-Lender Agreement”), between the Kroger (Roundy’s) Distribution Center Noteholders, which sets forth the respective rights of each Kroger (Roundy’s) Distribution Center Noteholder. The Kroger (Roundy’s) Distribution Center Co-Lender Agreement is attached hereto as Exhibit 99.11.

The holders of the promissory notes evidencing the Mall at Turtle Creek Whole Loan (the “Mall at Turtle Creek Noteholders”) entered into an agreement between note holders, dated as of July 7, 2016 (the “Mall at Turtle Creek Co-Lender Agreement”), between the Mall at Turtle Creek Noteholders, which sets forth the respective rights of each Mall at Turtle Creek Noteholder. The Mall at Turtle Creek Co-Lender Agreement is attached hereto as Exhibit 99.12.

The holders of the promissory notes evidencing the In-Rel 8 Whole Loan (the “In-Rel 8 Noteholders”) entered into a co-lender agreement, dated as of May 9, 2016 (the “In-Rel 8 Co-Lender Agreement”), between the In-Rel 8 Noteholders, which sets forth the respective rights of each In-Rel 8 Noteholder. The In-Rel 8 Co-Lender Agreement is attached hereto as Exhibit 99.13.

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The holders of the promissory notes evidencing the Pinnacle II Whole Loan (the “Pinnacle II Noteholders”) entered into an agreement between note holders, dated as of July 28, 2016 (the “Pinnacle II I Co-Lender Agreement”), between the Pinnacle II Noteholders, which sets forth the respective rights of each Pinnacle II Noteholder. The Pinnacle II Co-Lender Agreement is attached hereto as Exhibit 99.14.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
	1.1	Underwriting Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Academy Securities, Inc. and SG Americas Securities, LLC.

	4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

	36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 18, 2016.

	99.1	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

	99.2	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.

	99.3	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

	99.4	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS Real Estate Securities Inc.

	99.5	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

	99.6	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.

	99.7	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC, and Basis Investment Group LLC.

	99.8	Trust and Servicing Agreement, dated as of June 1, 2016, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, Torchlight Loan Services, LLC, as special servicer, and U.S. Bank National Association, as trustee, certificate administrator and custodian, relating to BBSG 2016-MRP Mortgage Trust.

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99.9	Pooling and Servicing Agreement, dated as of June 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10.

99.10	Co-Lender Agreement, dated as of June 28, 2016, between Barclays Bank PLC, as initial note 1 holder, and Société Générale, as initial note 2 holder, relating to The Mall at Rockingham Park Whole Loan.

99.11	Co-Lender Agreement, dated as of July 19, 2016, between Rialto Mortgage Finance, LLC, as note A-1 holder, and Rialto Mortgage Finance, LLC, as note A-2 holder, relating to the Kroger (Roundy’s) Distribution Center Whole Loan.

99.12	Agreement Between Note Holders, dated as of July 7, 2016, between Barclays Bank PLC, as initial note A-1 holder, and Barclays Bank PLC, as initial note A-2 holder, relating to the Mall at Turtle Creek Whole Loan.

99.13	Co-Lender Agreement, dated as of May 9, 2016, between UBS Real Estate Securities Inc., as initial note A-1 holder, UBS Real Estate Securities Inc., as initial note A-2 holder, and UBS Real Estate Securities Inc., as initial note A-3 holder, relating to the In-Rel 8 Whole Loan.

99.14	Agreement Between Note Holders, dated as of July 28, 2016, between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Pinnacle II Whole Loan

.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

By: /s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

.

Dated: July 28, 2016

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Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Academy Securities, Inc. and SG Americas Securities, LLC.

4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 18, 2016.

99.1	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.

99.3	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.4	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS Real Estate Securities Inc.

99.5	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.

99.7	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC, and Basis Investment Group LLC.

99.8	Trust and Servicing Agreement, dated as of June 1, 2016, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, Torchlight Loan Services, LLC, as special servicer, and U.S. Bank National Association, as trustee, certificate administrator and custodian, relating to BBSG 2016-MRP Mortgage Trust.

99.9	Pooling and Servicing Agreement, dated as of June 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10.

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99.10	Co-Lender Agreement, dated as of June 28, 2016, between Barclays Bank PLC, as initial note 1 holder, and Société Générale, as initial note 2 holder, relating to The Mall at Rockingham Park Whole Loan.

99.11	Co-Lender Agreement, dated as of July 19, 2016, between Rialto Mortgage Finance, LLC, as note A-1 holder, and Rialto Mortgage Finance, LLC, as note A-2 holder, relating to the Kroger (Roundy’s) Distribution Center Whole Loan.

99.12	Agreement Between Note Holders, dated as of July 7, 2016, between Barclays Bank PLC, as initial note A-1 holder, and Barclays Bank PLC, as initial note A-2 holder, relating to the Mall at Turtle Creek Whole Loan.

99.13	Co-Lender Agreement, dated as of May 9, 2016, between UBS Real Estate Securities Inc., as initial note A-1 holder, UBS Real Estate Securities Inc., as initial note A-2 holder, and UBS Real Estate Securities Inc., as initial note A-3 holder, relating to the In-Rel 8 Whole Loan.

99.14	Agreement Between Note Holders, dated as of July 28, 2016, between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Pinnacle II Whole Loan.

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